Nationwide Life and Annuity Company of America: • Nationwide Provident VA Separate Account A

Prospectus supplement dated October 28, 2009

to Prospectus dated May 1, 2002

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

The Board of Directors of Nationwide Life and Annuity Company of America ("NLACA") approved the merger of NLACA into Nationwide Life and Annuity Insurance Company ("NLAIC").  The merger is scheduled to be effective on December 31, 2009.  As a result, the depositor of your policy will change to NLAIC.  Your rights under your policy will not be affected by this change.

As soon as possible after the merger, you will receive a confirmation of the merger transaction as well as an updated prospectus.

For further information, please contact Nationwide at:

Nationwide Life and Annuity Company of America
One Nationwide Plaza, RR1-04-F4
Columbus, Ohio 43215
1-800-688-5177
TDD: 1-800-238-3035

www.nationwide.com